EXHIBIT 10.14

                        CARRIER SERVICE AGREEMENT
                        -------------------------



This Service Agreement ("Agreement") is made as of the 20th day of November, 1998 ("Effective Date"), by and between NetVoice Technologies, Inc. (NVT), with its principal office at 13747 Montfort Dr., Ste. 101, Dallas, Texas 75240, and CAPROCK COMMUNICATIONS with its principal office at 13455 NOEL ROAD, SUITE 1925, DALLAS, TX hereinafter called ("CUSTOMER").

WHEREAS, CUSTOMER is a common carrier that has requested that NVT provide the services described in Exhibits A and B and CUSTOMER agrees to accept said services pursuant to the terms hereof;

NOW, THEREFORE, the parties agree as follows:

1. SERVICES. NVT agrees to furnish CUSTOMER telecommunications services set forth in Exhibit A and Exhibit B to this Agreement, at the rates set forth therein and subject to the terms and conditions contained in this Agreement.

2. TERM. The term of this Agreement shall commence on the Effective Date and will continue for a period of one (1) year. After the initial term, this Agreement shall automatically be renewed for additional successive one (1) year terms unless either party shall give to the other not less than sixty (60) days written notice of termination prior to the expiration date of the then - current term.

3.   CHARGES AND PAYMENT.

     3.1 All Usage Charges and Monthly Recurring Charges for services provided by NVT under this Agreement are set forth in Exhibit A, which charges are subject to change as hereinafter provided.

     3.2 Monthly Recurring Charges, Usage Charges and other charges for services provided under this Agreement shall be payable as follows:

          3.2.1 All Monthly Recurring Charges for services provided under this Agreement will be billed in advance of usage and shall be paid by CUSTOMER to NVT, without demand or setoff, within 5 days after the date of the NVT invoice.

          3.2.2 All Usage Charges, if applicable, for services provided under this Agreement will be billed following the month in which actual usage occurred and shall be paid by CUSTOMER to NVT, without demand or setoff, within 10 days after the date of the NVT invoice.

     3.3 Any amount not received by NVT on the due date specified above will be deemed past due. Any past due amounts are subject to a late charge in the amount of one and one-half percent (1.5%) per month compounded monthly, or the maximum rate allowed by law, whichever is less, from the due date until payment is received by NVT.

     3.4 In case the CUSTOMER disputes any billing of NVT, CUSTOMER must pay the full amount within the time frames set forth in Sections 3.2.1 and 3.2.2. A description of the disputed billing must be delivered to NVT in writing within 10 days of the invoice, and NVT will set aside the disputed amount in a separate account for up to 30 days while the Parties attempt to resolve the dispute.

     3.5 NVT reserves the right to increase the Usage Charges, Monthly Recurring Charges and service charges hereunder upon at least forty-five (45) days prior notice to CUSTOMER, provided CUSTOMER may elect to terminate this Agreement without penalty in the event of any such increase. In order to exercise such election to terminate, CUSTOMER must give NVT written notice of such election within (15) days after the date of the notice of increase from NVT.

4. TAX EXEMPTION CERTIFICATE. Should CUSTOMER claim an exemption from any sales, use, or other tax, the CUSTOMER shall provide such exemption information to NVT. It will be the responsibility of CUSTOMER to make sure that its proof of exempt status remains current. In no event shall NVT be liable for any taxes due by CUSTOMER and CUSTOMER hereby indemnifies NVT against any such claims for taxes by any tax in authority or party acting on behalf of such taxing authority.

5. LIMITATION OF LIABILITY. NVT'S LIABILITY HEREUNDER IS LIMITED TO DIRECT DAMAGES ONLY. NVT WILL NOT BE RESPONSIBLE FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR INDIRECT LOSS OR DAMAGE OF ANY KIND. NVT SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY LOSS, COST OR EXPENSE ARISING FROM THE DELAY OF ANY TELEPHONE OPERATING COMPANY, LOCAL EXCHANGE CARRIER, OR ANY OTHER THIRD PARTY, ABSENT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF NVT.

6. INDEMNIFICATION. CUSTOMER hereby indemnifies and holds harmless NVT, its affiliates, their respective officers, directors, shareholders, employees, agents, successors and assigns, and each of them, from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs of expenses, whether accrued, absolute, contingent or otherwise, including but not limited to court costs and attorney's fees, which any of the foregoing may incur or to which any of the foregoing may be subjected, arising out of or otherwise based upon any of the following:

     6.1 Any breach or default by CUSTOMER under any of the provisions of this Agreement or of any other agreement or instrument to which NVT or an affiliate is a party or which is in favor of NVT or an affiliate of NVT;

     6.2 Claims of any third person or entity for libel, slander, infringement of copyright, or unauthorized use of trademark, trade names, or service mark arising out of material, data, information, or other content transmitted by CUSTOMER over NVT's networks; or

     6.3 Any act or omission of CUSTOMER or its agents, servants, employees, contractors, or representatives.

     For purposes of this Agreement, an "affiliate" of NVT includes any person or entity controlling, controlled by or under common control with NVT.

7.   SUSPENSION OF SERVICE; TERMINATION OF AGREEMENT.  In the event CUSTOMER:

     a. Breaches any provision of this Agreement including but not limited to the provisions regarding payment; or

     b. Files or initiates proceedings or has proceedings filed or initiated against it, relating to its liquidation, insolvency, reorganization or relief (such as the appointment of a trustee, receiver, liquidator, custodian or other official) under any bankruptcy, insolvency or other similar law or makes an assignment for the benefit of its creditors or enters into an agreement for the composition, extension or readjustment of its obligations in connection with the foregoing;

     Then NVT may, upon notice to CUSTOMER, at the NVT's option and in addition to such other rights or remedies as it may have under this Agreement, at law or in equity, without incurring any liability; (i) suspend service to CUSTOMER until such time that such circumstance is corrected (provided NVT shall not be prohibited from terminating this Agreement after suspending service; (ii) declare all charges that have been billed to CUSTOMER by NVT to be immediately due and payable, whereupon all such amounts shall become immediately due and payable; or (iii) terminate this Agreement.

8. CROSS DEFAULT/CROSS TERMINATION. NVT, at its option, may also terminate services provided to CUSTOMER under this Agreement upon at least (30) days notice to CUSTOMER, in addition to such other rights or remedies as NVT may have under any agreement, at law or in equity, in the event CUSTOMER or any affiliate of CUSTOMER breaches any provision of any other agreement or instrument with or in favor of NVT or any affiliate of NVT.

9. FORCE MAJEURE. Notwithstanding anything to the contrary herein, NVT shall not be liable to CUSTOMER or any other person or entity for damages, or deemed to be in breach of this Agreement, due to causes outside of NVT's reasonable control, including, without limitation, acts of God, fire, explosion, vandalism, storm or other natural occurrences; any law, order, regulation, direction, action or request of the United States government or of any government (including without limitation, state and local governments having jurisdiction over any of the parties) or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more of such governments, or of any civil or military authority; national emergencies; insurrection; riots; wars; strikes, lockouts, work stoppage or other such labor difficulties; or any act or omission of any other person or entity.

10. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. CUSTOMER may not assign, delegate, or transfer any of its rights or obligations hereunder without the prior written consent of NVT. For purposes hereof, the following also constitutes an assignment: (a) any merger, consolidation or reorganization to which CUSTOMER is a party, (b) the sale or transfer of all or substantially all the assets of CUSTOMER, or (c) the sale, issuance or transfer of any voting securities of CUSTOMER which results in a change in control of CUSTOMER.

11. WAIVER. The delay or failure of NVT to enforce or insist upon compliance with any of the terms or conditions of this Agreement or to exercise any remedy provided herein, the waiver of any term or condition of this Agreement or the granting of an extension of time for performance shall not constitute the permanent waiver of any term, condition or remedy of or under this Agreement, and this Agreement and each of its provision shall remain at all times in full force and effect unless and until modified as provided herein.

12. NOTICES. All notices required by this Agreement shall be assumed to have been delivered when sent in a sealed envelope, postage prepaid and sent either express or overnight delivery or registered or certified mail, return receipt requested and addressed to each party as follows:

     If to NVT:          NetVoice Technologies, Inc.
                         13747 Montfort Dr., Ste. 101
                         Dallas, Texas 75240
                         Attention: William Bedri

     If to CUSTOMER:     CAPROCK COMMUNICATIONS
                         13455 NOEL ROAD, SUITE 1925
                         DALLAS, TX 75340-6638
                         ATT: TINA MARIE GAYNOR

13. SEVERABILITY. If any term, covenant, or condition of this Agreement or the application thereof to any person or circumstance shall be determined to any extent to be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such determination.

14. SURVIVAL. The covenants and agreements of CUSTOMER contained in this Agreement with respect to payment of amounts due and indemnification shall survive any termination of this Agreement.

15. HEADINGS. Headings contained herein are provided for convenience and reference only and do not affect or limit the interpretation, contents or terms of this Agreement.

16. GOVERNING LAW AND CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE VALIDITY AND PERFORMANCE HEREOF SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF TEXAS AND CUSTOMER HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF SAID STATE WITH RESPECT TO ANY DISPUTE,

     CONTROVERSY OR OTHER MATTER RELATING TO OR ARISING OUT OF THIS AGREEMENT.

17. EXECUTION. This Agreement may be executed in counterparts and each of such counterparts shall, for all purposes, be deemed to be an original but all together only one Agreement.

18. THIRD PARTIES. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or a successor or permitted assign of a party hereto.

19. REGULATORY CHANGES. In the event of any regulatory, judicial, or legislative body having jurisdiction over the way in which services referenced herein are provided, materially changes the scope, terms, or operating conditions of this Agreement, NVT may terminate this agreement in its sole discretion without penalty.

20.  ADDITIONAL PROVISIONS.

     A. Nothing herein shall be construed as conveying any interest in any property of NVT, and CUSTOMER shall not represent that such conveyance has occurred.

     B. The provision of service by NVT is subject to the condition that the service will not be used for any unlawful purpose.

21. ENTIRE AGREEMENT. This Agreement, including its Exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes al prior or contemporaneous agreements, whether written or oral, between NVT and CUSTOMER. No waiver, alteration or modification or any of the provisions of this Agreement, shall be binding unless in writing and signed by a duly authorized representative of the parties; provided, however, that only written notice to CUSTOMER is required to increase service rates in accordance with Section 3.6.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year above written as the effective date.

NetVoice Technologies, Inc.        CUSTOMER


By: /s/ WILLIAM BEDRI              By: /s/ TINA MARIE GAYNOR
   ---------------------------        ------------------------------
    William Bedri
                                   Name: Tina Marie Gaynor
                                        ----------------------------
                                            (Print Name)

Title: President                   Title: V.P. Network Serv
                                         ---------------------------

Date: 11/24/98                     Date: 11-20-98
     -------------------------          ----------------------------

                                EXHIBIT A
                                ---------

                       NETVOICE TECHNOLOGIES, INC.
                       ---------------------------

                TAMPA & JACKSONVILLE TERMINATION SERVICE


NVT will terminate telecommunications received from Customer by means of a DS1 (T-1) interconnection at one of NVT's points of presence to the NPA/NXX numbers associated with that point of presence for local termination, or to the NPA/NXX for the respective point of presence in other on-net cities for IP Long Haul, as described in Exhibit B for the following charges:

                             I P Long Haul         Local Termination
                             -------------         -----------------

     1 -  4 T-1               $4000 each               $4000 each

     5 - 12  "                  "    "                  3800  "

     13- 28  "                  "    "                  3600  "

     29+     "                  "    "                  3400  "

      1 P Long Haul Prices are FOB NVT POP. INCLUDES LONG HAUL AND
         TERMINATION in local calling area of its on-net cities

                    Local termination is FOB NVT POP.





Net Voice Technologies, Inc.            CUSTOMER

By: /s/ WILLIAM BEDRI                   By: /s/ TINA MARIE GAYNOR
   ----------------------------            ------------------------------
     William Bedri
                                        Name: Tina Marie Gaynor
                                             ----------------------------

                                EXHIBIT B
                                ---------

                       NETVOICE TECHNOLOGIES, INC.
                       ---------------------------



                           Termination Service



                            NPA/NXX LISTINGS
                            ----------------


                                  Tampa

                              Jacksonville



                          Lists to be provided.

CAPROCK
COMMUNICATIONS

                              Addendum A.2
                   International Terminating Rates for
                       NetVoice Technologies, Inc.



               Code           Country                  RATE
                 93      Afghanistan                   $0.7000
                 355     Albania                       $0.2100
                 213     Algeria                       $0.2800
                 664     American Samoa                $0.1900
                 376     Andorra                       $0.1600
                 244     Angola                        $0.2800
               NPA 264   Anguilla (Barbuda)            $0.2900
                 672     Antarctica                    $0.2200
               NPA 268   Antigua                       $0.3400
                 54      Argentina                     $0.2500
                         Argentina, Cellular           $0.8000
                 374     Armenia                       $0.4000
                 297     Aruba                         $0.2100
                 247     Ascension Island              $0.5200
                 61      Australia                     $0.0800
                         Australia, Cellular           $0.8000
                 43      Austria                       $0.1000
                 994     Azerbaijan                    $0.3500
               NPA 242   Bahamas                       $0.1400
                 973     Bahrain                       $0.4200
                 880     Bangladesh                    $0.6000
               NPA 246   Barbados                      $0.3500
                 375     Belarus                       $0.2900
                 32      Belgium                       $0.0600
                         Belgium, Cellular             $0.8000
                 501     Belize                        $0.4500
                 229     Benin                         $0.4200
               NPA 441   Bermuda                       $0.1400
                 975     Bhutan                        $0.3800
                 591     Bolivia                       $0.3500
                 387     Bosnia-Herzegovina            $0.2700
                 267     Botswana                      $0.2500
                 55      Brazil                        $0.2700
                         Brazil, Cellular              $0.8000
               5511      Brazil, Sao Paulo             $0.1500
               NPA 284   British Virgin Islands        $0.2800

                     (Confidential and Proprietary)
                               Page 1 of 8
                              June 10, 1999

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


                              Addendum A.2
                   International Terminating Rates for
                       NetVoice Technologies, Inc.


                 673     Brunei                        $0.2900
                 359     Bulgaria                      $0.2500
                 226     Burkina Faso                  $0.4500
                 257     Burundi                       $0.4200
                 855     Cambodia                      $0.6700
                 237     Cameroon                      $0.5200
                 238     Cape Verde Island             $0.4200
               NPA 345   Cayman Islands                $0.1800
                 236     Central Africa Republic       $0.5500
                 235     Chad                          $0.7700
                 56      Chile                         $0.1500
                 86      China                         $0.3000
                         China, Cellular               $0.8000
                6724     Christmas & Coco Island       $0.2500
                 57      Colombia                      $0.2800
                 571     Colombia, Bogata              $0.1500
                 572     Colombia, Cali                $0.1500
                         Colombia, Cellular            $0.8000
                 574     Colombia, Medellin            $0.1500
                 269     Comoros                       $0.4500
                 242     Congo                         $0.4500
                 682     Cook Island                   $0.7800
                 506     Costa Rica                    $0.1700
                         Costa Rica, Cellular          $0.8000
                 385     Croatia                       $0.2400
                 53      Cuba                          $0.6000
                 357     Cyprus                        $0.2200
                 42      Czech & Slovak Republic       $0.1800
                 45      Denmark                       $0.0750
                         Denmark, Cellular             $0.8000
                 246     Diego Garcia                  $0.4200
                 253     Djibouti                      $0.6000
               NPA 767   Dominica                      $0.4000
               NPA 809   Dominican Republic            $0.1600
                 593     Ecuador                       $0.2700
                         Ecuador, Cellular             $0.8000
                 20      Egypt                         $0.4600

                     (Confidential and Proprietary)
                               Page 2 of 8
                              June 10, 1999

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


                              Addendum A.2
                   International Terminating Rates for
                       NetVoice Technologies, Inc.

                 503     El Salvador                   $0.2800
                         El Salvador, Cellular         $0.8000
                 240     Equatorial Guinea             $0.6500
                 291     Eritrea                       $0.7600
                 372     Estonia                       $0.1900
                 251     Ethiopia                      $0.8000
                 298     Faeroe Islands                $0.2500
                 500     Falkland Islands              $0.2700
                 679     Fiji Islands                  $0.6000
                 358     Finland                       $0.0800
                 33      France                        $0.0600
                 596     French Antilles/Martinique    $0.2800
                 594     French Guiana                 $0.3000
                 689     French Polynesia              $0.4000
                 241     Gabonese                      $0.4900
                 220     Gambia                        $0.4000
                 995     Georgia                       $0.3800
                 49      Germany                       $0.0700
                         Germany, Cellular             $0.8000
                 233     Ghana                         $0.3600
                 350     Gibraltar                     $0.2100
                 30      Greece                        $0.2300
                 299     Greenland                     $0.2300
               NPA 473   Grenada                       $0.4000
                 590     Guadeloupe                    $0.3000
               NPA 671   Guam                          $0.0900
                5399     Guantanamo                    $0.2800
                 502     Guatemala                     $0.2400
                 224     Guinea                        $0.3000
                 245     Guinea Bissau                 $0.5900
                 592     Guyana                        $0.5600
                 509     Haiti                         $0.3900
                 504     Honduras                      $0.3900
                 852     Hong Kong                     $0.0800
                         Hong Kong, Cellular           $0.8000
                 36      Hungary                       $0.1900
                 354     Iceland                       $0.1300

                     (Confidential and Proprietary)
                               Page 3 of 8
                              June 10, 1999

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


                              Addendum A.2
                   International Terminating Rates for
                       NetVoice Technologies, Inc.


                 91      India                         $0.4900
                9122     India, Bombay                 $0.4900
                9144     India, Madras                 $0.4900
                9111     India, New Delhi              $0.4900
                 62      Indonesia                     $0.2800
                 871     Inmarsat-ATLANTIC EAST        $4.5000
                 874     Inmarsat-ATLANTIC WEST        $4.5000
                 873     Inmarsat-INDIAN OCEAN         $4.5000
                 872     Inmarsat-PACIFIC OCEAN        $4.5000
                 98      Iran                          $0.5800
                 964     Iraq                          $0.6800
                 353     Ireland                       $0.0800
                         Ireland, Cellular             $0.8000
                 972     Israel                        $0.1300
                         Israel, Cellular              $0.8000
                 39      Italy                         $0.1400
                 225     Ivory Coast (COTE D)          $0.7200
               NPA 876   Jamaica                       $0.4200
                 81      Japan                         $0.0900
                         Japan, Cellular               $0.8000
                 962     Jordan                        $0.4900
                         Jordan, Cellular              $0.8000
                7336     Kazakhstan                    $0.3500
                 254     Kenya                         $0.4800
                 686     Kiribati                      $0.6500
                 850     Korea, North                  $0.5500
                 82      Korea, South                  $0.1400
                 965     Kuwait                        $0.5400
                 996     Kyrgyzstan                    $0.3500
                 856     Laos                          $0.5800
                 371     Latvia                        $0.2600
                 961     Lebanon                       $0.4500
                         Lebanon, Cellular             $1.0000
                 266     Lesotho                       $0.3200
                 231     Liberia                       $0.3000
                 218     Libya                         $0.2500
                4175     Liechtenstein                 $0.1000

                     (Confidential and Proprietary)
                               Page 4 of 8
                              June 10, 1999

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


                              Addendum A.2
                   International Terminating Rates for
                       NetVoice Technologies, Inc.

                 370     Lithuania                     $0.2600
                 352     Luxembourg                    $0.1000
                 853     Macao                         $0.2500
                 389     Macedonia                     $0.2700
                 261     Madagascar                    $0.4700
                 265     Malawi                        $0.3000
                 60      Malaysia                      $0.1600
                 960     Maldives                      $0.5000
                 223     Mali Republic                 $0.6200
                 356     Maita                         $0.1900
                 692     Marshall Islands              $0.3400
                 222     Mauritania                    $0.5100
                 230     Mauritius                     $0.5800
                 691     Micronesia                    $0.4600
                 373     Moldova                       $0.3400
                 377     Monaco                        $0.1200
                 976     Mongolia                      $0.6400
               NPA 664   Montserrat                    $0.4700
                 212     Morocco                       $0.3500
                 258     Mozambique                    $0.3000
                 95      Myanmar (Burma)               $0.6700
                 264     Nambia                        $0.2400
                 674     Nauru                         $0.5900
                 977     Nepal                         $0.5900
                 31      Netherlands                   $0.0800
                         Netherlands, Cellular         $0.8000
                 599     Netherlands Antilles          $0.2800
                 687     New Caledonia                 $0.4000
                 64      New Zealand                   $0.0700
                 505     Nicaragua                     $0.3600
                 227     Niger                         $0.4800
                 234     Nigeria                       $0.5800
                 683     Niue Island                   $0.6900
               NPA 670   North Mariana/Saipan          $0.1600
                 47      Norway                        $0.0800
                         Norway, Cellular              $0.8000
                 968     Oman                          $0.5500

                     (Confidential and Proprietary)
                               Page 5 of 8
                              June 10, 1999

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


                              Addendum A.2
                   International Terminating Rates for
                       NetVoice Technologies, Inc.

                 92      Pakistan                      $0.6000
                 680     Palau                         $0.4100
                 507     Panama                        $0.4000
                         Panama, Cellular              $1.0000
                 675     Papua New Guinea              $0.2600
                 595     Paraguay                      $0.4200
                 51      Peru                          $0.3600
                 511     Peru, Lima                    $0.2800
                 63      Philippines                   $0.2700
                         Philippines/Cellular          $0.8000
                 48      Poland                        $0.2200
                 351     Portugal/Azores               $0.1900
                 974     Qatar                         $0.4900
                 262     Reunion Island                $0.2900
                 40      Romania                       $0.3100
                  7      Russia                        $0.3200
                7095     Russia, Moscow                $0.1000
                7182     Russia, St. Petersburg        $0.1500
                 250     Rwanda                        $0.6400
                 378     San Marino                    $0.2100
                 239     Sao Tome                      $0.7800
                 966     Saudi Arabia                  $0.5800
                 221     Senegal Republic              $0.5900
                 248     Seychelles                    $0.7000
                 232     Sierra Leone                  $0.7200
                 65      Singapore                     $0.1500
                 421     Slovakia                      $0.2400
                 386     Slovenia                      $0.2600
                 677     Solomon Islands               $0.4900
                 252     Somalia                       $0.5700
                 27      South Africa                  $0.2800
                 34      Spain/Balearic/Canary Islands $0.1200
                 94      Sri Lanka                     $0.5800
                 290     St. Helena                    $0.5400
               NPA 869   St. Kitts-Nevis               $0.3400
               NPA 758   St. Lucia                     $0.4100
                 508     St. Pierre/Miquelon           $0.2300

                     (Confidential and Proprietary)
                               Page 6 of 8
                              June 10, 1999

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


                              Addendum A.2
                   International Terminating Rates for
                       NetVoice Technologies, Inc.

               NPA 784   St. Vincent/Grenadine/Mu      $0.4400
                 249     Sudan                         $0.3500
                 597     Suriname                      $0.5800
                 268     Swaziland                     $0.2000
                 46      Sweden                        $0.0700
                 41      Switzerland                   $0.0800
                 963     Syria                         $0.5400
                 886     Taiwan                        $0.1800
                         Taiwan, Cellular              $0.8000
                 992     Tajikistan                    $0.3500
                 255     Tanzania                      $0.4200
                 66      Thailand                      $0.3500
                 228     Togo                          $0.7000
                 690     Tokelau                       $0.7200
                 676     Tonga                         $0.6700
               NPA 868   Trinidad/Tobago               $0.4000
                 216     Tunisia                       $0.3100
                 90      Turkey                        $0.2400
                         Turkey, Cellular              $0.8000
                 993     Turkmenistan                  $0.3500
               NPA 649   Turks & Caicos                $0.3800
                 688     Tuvalu                        $0.6800
                 256     Uganda                        $0.3200
                 380     Ukraine                       $0.3100
                 971     United Arab Emirates          $0.3500
                 44      United Kingdom                $0.0600
                 598     Uruguay                       $0.4200
                 998     Uzbekistan                    $0.3500
                 678     Vanuatu                       $0.7500
                 379     Vatican City                  $0.1500
                 58      Venezuela                     $0.2800
                         Venezuela, Cellular           $0.8000
                 84      Vietnam                       $0.7500
                 681     Wallis & Futuna               $0.3000
                 685     Western Samoa                 $0.5100
              967 & 969  Yemem Arab Republic           $0.6500
                 381     Yugoslavia                    $0.3100

                     (Confidential and Proprietary)
                               Page 7 of 8
                              June 10, 1999

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        -------                                                   -------

                              Addendum A.2
                   International Terminating Rates for
                       NetVoice Technologies, Inc.

                 243     Zaire                         $0.5100
                 260     Zambia                        $0.4000
                 259     Zanzibar                      $0.6200
                 263     Zimbabwe                      $0.2800

               * International rates are subject to change with
                 three (3) days notice.
               * International calls are billed in six (6) second
                 increments with a thirty (30) second minimum.
               * FOB CapRock Dallas POP.
               * 150,000 MOU per month per DS-1.











                     (Confidential and Proprietary)
                               Page 8 of 8
                              June 10, 1999

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        -------                                                   -------

CapRock
Communications


                              Addendum A.3
                      Mexico Terminating Rates for
                       NetVoice Technologies, Inc.




               MEXICO
               ------

               Band 1                   $0.1500
               Band 2                   $0.1600
               Band 3                   $0.1700
               Band 4                   $0.1800
               Band 5                   $0.1800
               Band 6                   $0.1800
               Band 7                   $0.1800
               Band 8                   $0.1800

               Mexico City (525)        $0.1500




               * International rates are subject to change with three
                 (3) days notice.
               * Mexico calls are billed in full minute increments.
               * FOB CapRock Dallas POP.
               * 150,000 MOU per month per DS-1.





                     (Confidential and Proprietary)
                               Page 1 of 1
                              June 10, 1999

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

BROOKS
FIBER
PROPERTIES

                      DEDICATED SERVICES WORKSHEET
=========================================================================

Customer Name:  NetVoice Technologies        TSA No:_________________

         City: Dallas        Prepared by: Bill Bedri    Date: 06-02-98


      Service:      DS-3:[ ]  DS-1: [X]  DS-0:[ ] Other:[ ]______________
                                                              Specify
         Type:         1:[X]     2: [ ]     3:[ ]

 LOA Required:       Yes [ ]     No [X]
                                             B8ZS:[X]   ESF:[X]
 LOA Attached:       Yes [ ]     No [X]
                                              AMI:[ ]    SF:[ ]
Tpy II Apvl Attch?   Yes [ ]     NO [X]



                 "A" LOCATION                               "Z" LOCATION
                 ------------------------------------       ------------------------------------
  Company Name   Net Voice Technologies (Brooks Collo)      CapRock Communications

 Contact/Title   Pody Connally Director                     Tech on Duty

  Phone @ Loc:   972-788-2304    214-303-0115               214-720-7782

      Address:   350 N. St. Paul                            2323 Bryan St.

  City/St/Zip:   Dallas, TX 75210                           Dallas, TX

Bldg/Flr/Room:           1650

Inside Wiring?    YES[X]       No[ ]                                 YES[X]      NO[ ]

    Extended
       Demarc?    YES[ ]       NO[X]                                 YES[ ]      NO[X]

Exact Dmarc Loc: ______________________________             _____________________________


Other Products and Services:                                Remarks:



Sales Engineer: ______________________________     ________________
                 Signature                          Date